UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 4, 2017 (May 2, 2017)

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

____________________

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-14956 (Commission File Number)	98-0448205 (I.R.S. Employer Identification No.)

2150 St Elzéar Blvd, West, Laval, Quebec, Canada H7L 4A8

(Address of principal executive offices) (Zip Code)

(514) 744-6792

(Registrant’s telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 2, 2017 the Company held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted on the following four proposals, each of which is described in detail in the Management Proxy Circular and Proxy Statement. The results of each matter voted upon are as follows:

Proposal No. 1: Election of Directors. The shareholders elected the following individuals to the Company’s Board of Directors:

Name	For	Withheld	Broker Non-Votes

Richard U. DeSchutter	123,623,109	5,319,736	98,872,954
Dr. Frederic N. Eshelman	126,125,069	2,817,776	98,872,954
D. Robert Hale	123,127,211	5,815,634	98,872,954
Dr. Argeris (Jerry) N. Karabelas	123,529,948	5,412,897	98,872,954
Sarah B. Kavanagh	126,292,442	2,650,403	98,872,954
Joseph C. Papa	123,983,101	4,959,744	98,872,954
Robert N. Power	125,649,938	3,292,907	98,872,954
Russel C. Robertson	126,590,227	2,352,618	98,872,954
Thomas W. Ross, Sr.	126,166,299	2,776,546	98,872,954
Amy B. Wechsler, M.D.	123,473,243	5,469,602	98,872,954

Proposal No. 2: Advisory Vote on Executive Compensation. The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Management Proxy Circular and Proxy Statement.

For	Against	Abstain	Broker Non-Votes

87,011,865	41,167,251	763,729	98,872,954

Proposal No. 3: Frequency of Advisory Vote on Executive Compensation. The shareholders voted, on a non-binding advisory basis, on the frequency of advisory votes on the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Management Proxy Circular and Proxy Statement. The proposal received the following votes:

One Year	Two Years	Three Years	Abstain

125,439,914	546,973	2,105,988	849,970

The Company has decided to include an advisory vote on executive compensation in its proxy materials every year until the next required vote on the frequency of advisory votes on executive compensation.

Proposal No. 4: Appointment of the Independent Registered Public Accounting Firm. The shareholders appointed PricewaterhouseCoopers LLP as the auditors for the Company to hold office until the close of the 2018 Annual Meeting of Shareholders and authorized the Company’s Board of Directors to fix the auditors’ remuneration.

For	Withheld

221,784,190	6,031,609

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2017
VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
	By:	/s/ Christina M. Ackermann
Christina M. Ackermann
Executive Vice President and General Counsel